SUBSEQUENT EVENTS	12 Months Ended
Mar. 31, 2023
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 18: SUBSEQUENT EVENTS

The following events occurred from April 1, 2023 up through the date of filing:

The Company raised additional proceeds in April 2023 of $1,141,000 from sales of Series C preferred stock under the same terms as the previous sales, as well as an additional $290,000 from the PIPE Offering, for which the deposit has not been made yet.

On May 10, 2023, the Company entered into an amendment with the holder of the 10% Original Issue Discount Secured Convertible Note dated December 16, 2022 (see Note 7), and the designated counterparty under that certain Letter Agreement dated December 16, 2022 pursuant to which the Note and Consulting Agreement were amended as follows: (A) with respect to the Note, (i) the monthly redemption payment obligation was eliminated, (ii) the mandatory prepayment amount with respect to principal was increased from 120% to 127.5%, or $2,125,000, (iii) the mandatory default amount with respect to principal was increased from 125% to 132.5%, or $2,208,333.34; and (iv) the optional redemption amount with respect to principal was increased from 120% to 127.5%, or $2,125,000; and (B) with respect to the Consulting Agreement, an additional clause was added providing that the consultant shall receive on the date ending 180 days after the date a registration statement filed by the company registering the sale of the shares issuable thereunder is declared effective by the Securities and Exchange Commission, an additional number of shares of common stock if necessary such that the consultant shall have received a number of shares equal to $1,666,666.67 divided by the price per share of the common stock as of such date.

Between April 1, 2023 and June 1, 2023, the Company entered into employment agreements with three individuals. The agreements range between five years and ten years, with annual salaries ranging between $65,000 and $150,000. The Company granted a total of 1,150,000 RSUs to the three individuals that are all service-based grants that vest over five to ten years.

In June 2023, the Company issued 167,133 shares to its three non-employee directors that were earned through March 31, 2023.

The Company entered into five-year Employment Agreements effective May 2023 with Colin Cosgrove and Zackery Holley.

Mr. Cosgrove, as Chief Executive Officer of the WR Fund Manager, receives a monthly base salary of $85,000 which for the first two years operates as a draw against commissions. This means that if commissions for a given month are less than the draw, Mr. Cosgrove receives no commissions; if the commissions are higher than the draw in a given month, Mr. Cosgrove will receive the difference within five business days. After the first two years he will receive both his monthly base salary and monthly commissions, regardless of whether the commissions are more or less than the salary. The commissions will be 10% of capital raised by the WR Fund and will be paid by the Company’s broker-dealer subsidiary if it receives FINRA approval. Mr. Cosgrove has the power to allocate the 10% between himself, Mr. Holley and any other persons associated with the broker-dealer. Because it is possible FINRA will not approve the broker-dealer acquisition, and the commissions by a registered broker-dealer, there is a risk that Mr. Cosgrove may not be paid the commissions.

Mr. Holley, as Executive Vice President of the WR Fund Manager, receives a monthly base salary of $65,000 which for the first two years operates as a draw against commissions. This means that if commissions for a given month are less than the draw, Mr. Holley receives no commissions; if the commissions are higher than the draw in a given month, Mr. Holley will receive the difference within five business days. After the first two years he will receive both his monthly base salary and monthly commissions, regardless of whether the commissions are more or less than the salary. The commissions will be 10% of capital raised by the WR Fund (or any entities they raise money for) and will be paid by the Company’s broker-dealer subsidiary if it receives FINRA approval. Mr. Holley has the power to allocate the 10% between himself, Mr. Holley and any other persons associated with the broker-dealer. Because it is possible FINRA will not approve the broker-dealer acquisition, and the commissions by a registered broker-dealer, there is a risk that Mr. Holley may not be paid the commissions.

Each of Messrs. Cosgrove and Holley are eligible for quarterly bonuses as determined by Mr. Puchir with the approval of Mr. May. Each of Messrs. Cosgrove and Holley received a grant of 2,500,000 RSUs with 850,000 vested, 200,000 vesting each May for four years and the balance of 850,000 RSUs vesting on May 2028, subject in all cases to continued employment on each applicable vesting date. Messrs. Cosgrove and Holly each have 10% participation rights in future wells drilled by the Company except for the Fund, which rights apply to future investment partnerships the Company sponsors.

SUPPLEMENTAL INFORMATION ON OIL AND GAS PRODUCING ACTIVITIES (UNAUDITED)

The following supplemental unaudited information regarding the Company’s oil and gas activities is presented pursuant to the disclosure requirements of ASC 932. All of the Company’s activities are in the United States.

Results of Operations from Oil and Gas Producing Activities	March 31, 2023	March 31, 2022

Oil and gas revenues	$1,103,975	$5,046,559
Lease operating costs	(770,133)	(1,412,093)
Depletion, accretion and impairment	(5,987,722)	(4,949,830)
Result of oil and gas producing activities before income taxes	(5,653,880)	(1,315,364)
Provision for income taxes	-	-
	$(5,653,880)	$(1,315,364)

Capitalized Costs Incurred in Oil and Gas Producing Activities	March 31, 2023	March 31, 2022

Leasehold costs
Proved	$6,496,427	$5,520,542
Unevaluated wells in progress	3,244,653	4,936,352
Less accumulated depletion and impairment	(5,211,250)	(3,225,527)
Net capitalized costs	$4,529,830	$7,231,367

Costs Incurred in Oil and Gas Producing Activities	March 31, 2023	March 31, 2022

Acquisition of properties
Proved	$774,509	$-
Unproved	$106,843	$303,500
Development costs	$-	$-
Exploration costs	$3,244,653	$-

Reserve Quantity Information

The supplemental unaudited presentation of proved reserve quantities and related standardized measure of discounted future net cash flows provides estimates only and does not purport to reflect realizable values or fair market values of the Company’s reserves. The Company emphasizes that reserve estimates are inherently imprecise and that estimates of new discoveries are more imprecise than those of producing oil and gas properties. Accordingly, significant changes to these estimates can be expected as future information becomes available.

The Company’s proved oil and gas reserves have been estimated by the certified independent engineering firm, Ryder Scott Company, LP. Proved reserves are the estimated quantities that geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions. Proved developed reserves are the quantities expected to be recovered through existing wells with existing equipment and operating methods when the estimates were made. Due to the inherent uncertainties and the limited nature of reservoir data, such estimates are subject to change as additional information becomes available. The reserves actually recovered and the timing of production of these reserves may be substantially different from the original estimate. Revisions result primarily from new information obtained from development drilling and production history; acquisitions of oil and gas properties; and changes in economic factors. As of March 31, 2023, our total reserves were comprised of our working interest in our wells in Louisiana and Mississippi.

Estimated Quantities of Proved Reserves (Bbl)

Estimated Quantities of Net Proved Reserves	March 31, 2023	March 31, 2022

Net Proved Developed, Producing	35,597	169,688
Net Proved Developed, Non-Producing	-	-
Total Net Proved Developed	35,597	169,688
Net Proved Undeveloped	-	-
Total Net Proved	35,597	169,688

Estimated Quantities of Net Proved Reserves – Proved Developed, Producing	March 31, 2023	March 31, 2022

Beginning of the year	169,688	462,914
Revisions of previous estimates(1)	2,729	(21,570)
Improved recovery	-	-
Purchases of minerals in place	-	-
Extensions and discoveries	-	-
Production(2)	(12,430)	(61,039)
Sales of minerals in place(3)	(124,390)	(210,617)
End of year	35,597	169,688

(1)	The revisions of estimates relate to changes in our performance for the wells contained in our reserve report.
(2)	Represents production in the wells reflected in our reserve reports.
(3)	Represents wells that were in a prior report that have since either been assigned or sold.

Petroleum and Natural Gas Reserves

Reserves are estimated remaining quantities of oil and natural gas and related substances, which by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be economically producible from a given date forward, from known resources, and under existing economic conditions, operating methods and government regulations prior to the time at which contracts providing the right to operate expire.

Standardized Measure of Discounted Future Net Cash Flows Relating to Proved Reserves

The standardized measure of discounted future net cash flows relating to proved oil and natural gas reserves and the changes in standardized measure of discounted future net cash flows relating to proved oil and natural gas reserves were prepared in accordance with provisions of ASC 932, “Extractive Activities – Oil and Gas.” Future cash inflows as March 31, 2023 and 2022 were computed by applying the unweighted, arithmetic average of the closing price on the first day of each month for the twelve month period prior to March 31, 2023 and 2022 to estimated future production. Future production and development costs are computed by estimating the expenditures to be incurred in developing and producing the proved oil and natural gas reserves at year-end, based on year-end costs and assuming continuation of existing economic conditions. The standardized measure includes costs for future dismantlement, abandonment and rehabilitation obligations.

Future income tax expenses are calculated by applying appropriate year-end tax rates to future pretax net cash flows relating to proved oil and natural gas reserves, less the tax basis of properties involved. Future income tax expenses give effect to permanent differences, tax credits and loss carry forwards relating to the proved oil and natural gas reserves. Future net cash flows are discounted at a rate of ten percent annually to derive the standardized measure of discounted future net cash flows. This calculation procedure does not necessarily result in an estimate of the fair market value of the Company’s oil and natural gas properties.

The standardized measure of discounted future net cash flows relating to proved oil and natural gas reserves for the years ended March 31, 2023 and 2022 are as follows:

Standardized Measure of Discounted Future Net Cash Flow	March 31, 2023	March 31, 2022

Future gross revenue	$3,312,874	$12,801,590
Less: Future production tax expense	(73,602)	(602,982)
Future gross revenue after production taxes	3,239,272	12,198,608
Less: Future operating costs	(1,407,661)	(4,156,412)
Less: Ad Valorem Taxes	-	(167,657)
Less: Development costs	(136,144)	(565,085)
Future net income (loss) before taxes	1,695,467	7,309,454
Less: Future income tax expense(1)	-	-
10% annual discount for estimated timing of cash flows	(410,290)	(2,460,231)
Discounted future net cash flows	$1,285,177	$4,849,223

(1)	The Company has sufficient tax deductions and allowances related to proved oil and gas reserves to offset future net revenues.

Changes in Standardized Measure of Discounted Future Net Cash Flows

The changes in the standardized measure of future net cash flows relating to proved oil and natural gas reserves for the years ended March 31, 2023 and 2022 are as follows:

Change in Standardized Measure of Discounted Future Net Cash Flow	March 31, 2023	March 31, 2022

Balance - beginning	$4,849,223	$5,701,791
Net changes in prices and production costs	687,994	4,156,823
Net changes in future development costs	15,572	(118,770)
Sales of oil and gas produced, net	(801,580)	(363,095)
Extensions, discoveries and improved recovery	-	-
Purchases of reserves	-	-
Sales of reserves	(3,165,059)	(4,374,378)
Revisions of previous quantity estimates	(300,973)	(153,148)
Previously estimated development costs incurred	-	-
Net change income taxes	-	-
Accretion of discount	-	-
Balance - ending	$1,285,177	$4,849,223

In accordance with SEC requirements, the pricing used in the Company’s standardized measure of future net revenues in based on the twelve-month unweighted arithmetic average of the first day of the month price for the period April through March for each period presented and adjusted by lease for transportation fees and regional price differentials. The use of SEC pricing rules may not be indicative of actual prices realized by the Company in the future.

Reconciliation of PV-10 to the Standardized Measure

The Company does not expect to be taxable or pay cash income taxes based on its available net operating loss (“NOL”) carryforwards and additional net tax assets generated in the development of its reserves. As such, the standardized measure does not include an income tax provision thus the PV-10 amount is the same as the standardized measure.

PV-10 is the estimated present value of the future net revenues from our estimated proved natural gas and oil reserves before income taxes discounted using a 10% discount rate. PV-10 is considered a non-GAAP financial measure under SEC regulations because it does not include the effects of future income taxes, as is required in computing the standardized measure of discounted future net cash flows. We believe that PV-10 is an important measure that can be used to evaluate the relative significance of our oil and gas properties and that PV-10 is widely used by securities analysts and investors when evaluating oil and gas companies. Because many factors that are unique to each individual company impact the amount of future income taxes to be paid, the use of a pre-tax measure provides greater comparability of assets when evaluating companies. We believe that most other companies in the oil and gas industry calculate PV-10 on the same basis as the standardized measure of discounted future net cash flows but without deducting income taxes.